UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________________________________________________________________________

FORM 8-K
______________________________________________________________________________________________________

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
August 21, 2025
Date of Report (Date of earliest event reported)
______________________________________________________________________________________________________

FIRST INDUSTRIAL REALTY TRUST, INC.
FIRST INDUSTRIAL, L.P.
(Exact name of registrant as specified in its charter)
 _____________________________________________________________________________________________________

First Industrial Realty Trust, Inc.	Maryland	1-13102	36-3935116
First Industrial, L.P.	Delaware	333-21873	36-3924586
	(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One North Wacker Drive, Suite 4200
Chicago, Illinois 60606
(Address of principal executive offices, zip code)

(312) 344-4300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	FR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
On August 21, 2025, First Industrial Realty Trust, Inc., a Maryland corporation (the “Company”), entered into (a) ten (10) separate equity distribution agreements (individually, a “2025 Distribution Agreement” and, together, the “2025 Distribution Agreements”) with First Industrial, L.P., a Delaware limited partnership and the Company’s operating partnership (the “Operating Partnership”), and each of Wells Fargo Securities, LLC, BofA Securities, Inc., BTIG, LLC, Citigroup Global Markets Inc., Fifth Third Securities, Inc., Jefferies LLC, J.P. Morgan Securities LLC, RBC Capital Markets, LLC, Regions Securities LLC and Samuel A. Ramirez & Company, Inc. and certain of their respective affiliates or agents, acting in their capacity as Sales Agents (as described below) and, in certain circumstances, as Forward Sellers (as described below), and Forward Purchasers (as described below) and (b) eight (8) separate Master Forward Confirmations (the “Master Forward Confirmations”) with each of the Forward Purchasers. The Company refers to these entities, when acting in their capacity as sales agents, individually as a “Sales Agent” and collectively as “Sales Agents.” The Company refers to certain of these entities, when acting as agents for Forward Purchasers, individually as a “Forward Seller” and collectively as “Forward Sellers.”
The 2025 Distribution Agreements and the Master Forward Confirmations were entered into in connection with the commencement of an equity offering in which the Company may sell up to $800,000,000 (the “Maximum Amount”), or a maximum of 16,000,000 shares (the “Shares”), of the Company’s common stock, par value $0.01 per share (the “Common Stock”), from time to time in “at-the-market” offerings or certain other transactions, including through the sale of the Shares on a forward basis (the “Offering”). In the Offering, the Company may offer the Shares in amounts and at times to be determined by the Company from time to time, but has no obligation to sell any of the Shares in the Offering. The Company intends to use the proceeds from any sales in the Offering for general corporate purposes, which may include the acquisition and development of properties and repayments or repurchases of debt.
The Offering will be conducted pursuant to the 2025 Distribution Agreements, under which the Agents will act as the Company’s agents for the offer and sale of the Shares. Each 2025 Distribution Agreement has a term expiring on May 7, 2028, although each 2025 Distribution Agreement may terminate earlier if all Shares (or a number of Shares equal to the Maximum Amount) are sold under the 2025 Distribution Agreements or if such 2025 Distribution Agreement is terminated by the Company or the applicable Agent. The Company or each Agent may at any time suspend offers under the 2025 Distribution Agreements. Each 2025 Distribution Agreement provides that, unless otherwise agreed, the Company will pay the applicable Agent a commission of no more than 2.0% of the actual sales price of all Shares sold through it as the Company’s agent in “at-the-market” offerings.
Sales of the Shares, if any, may be made in negotiated transactions, which may include block trades, or transactions that are deemed to be “at-the-market offerings” as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made directly on the New York Stock Exchange or sales made to or through a market maker other than on an exchange.
Certain of the 2025 Distribution Agreements provide that, in addition to the issuance and sale of the Shares through the Sales Agents, the Company may enter into forward sale agreements between the Company and a Forward Seller or its affiliate. The Company refers to these entities, when acting in this capacity, individually as a “Forward Purchaser” and collectively as “Forward Purchasers.” In connection with each particular forward sale agreement, the relevant Forward Purchaser will borrow from third parties and, through the relevant Forward Seller, sell a number of shares of the Common Stock equal to the number of shares of the Common Stock underlying the particular forward sale agreement. The Company will not initially receive any proceeds from the sale of borrowed shares of the Common Stock by a Forward Seller. The Company expects to fully physically settle each particular forward sale agreement with the relevant Forward Purchaser on one or more dates specified by the Company on or prior to the maturity date of that particular forward sale agreement, in which case the Company will expect to receive aggregate net cash proceeds at settlement equal to the number of shares underlying the particular forward sale agreement multiplied by the relevant forward sale price. However, the Company may also elect to cash settle or net share settle a particular forward sale agreement, in which case the Company may not receive any proceeds from the issuance of shares, and the Company will instead receive or pay cash (in the case of cash settlement) or receive or deliver shares of its common stock (in the case of net share settlement).
Under the terms of each 2025 Distribution Agreement, the Company may also sell Shares to the applicable Agent as principal for its own account at a price agreed upon at the time of sale. If the Company sells Shares to any of the Agents as principal, it will enter into a separate terms agreement with such Agent with respect to that sale.
The Shares will be issued pursuant to a prospectus supplement filed with the Securities and Exchange Commission on August 21, 2025, and the Company’s shelf registration statement on Form S-3 (File No. 333-287056) filed with the Securities and Exchange Commission on May 8, 2025.

The description of the 2025 Distribution Agreements does not purport to be complete and is qualified in its entirety by reference to Exhibit 10.1 to this report.
Filed as Exhibit 10.1 to this report is the 2025 Distribution Agreement among the Company, First Industrial, L.P., Wells Fargo Securities, LLC and Wells Fargo Bank, National Association dated August 21, 2025 (the “Wells Distribution Agreement”) and filed as Exhibit 10.2 to this report is a form Master Forward Confirmation (the “Form Master Forward Confirmation”). Each of the other 2025 Distribution Agreements and each of the Master Forward Confirmations listed below is substantially identical in all material respects to the Wells Distribution Agreement or the Form Master Forward Confirmation, as applicable, except for the identities of the parties, and has not been filed as an exhibit to this report pursuant to Instruction 2 to Item 601 of Regulation S-K:
(i) Equity Distribution Agreement among the Company, First Industrial, L.P., BofA Securities, Inc., as Sales Agent and Forward Seller, and Bank of America, N.A., as Forward Purchaser, dated August 21, 2025.
(ii) Equity Distribution Agreement among the Company, First Industrial, L.P., BTIG, LLC, as Sales Agent, Nomura Securities International, Inc., as Forward Seller, and Nomura Global Financial Products, Inc., as Forward Purchaser, dated August 21, 2025.
(iii) Equity Distribution Agreement among the Company, First Industrial, L.P., Citigroup Global Markets Inc., as Sales Agent and Forward Seller, and Citibank, N.A., as Forward Purchaser, dated August 21, 2025.
(iv) Equity Distribution Agreement among the Company, First Industrial, L.P. and Fifth Third Securities, Inc., as Sales Agent, dated August 21, 2025.
(v) Equity Distribution Agreement among the Company, First Industrial, L.P. and Jeffries, LLC, as Sales Agent, Forward Seller and Forward Purchaser, dated August 21, 2025.
(vi) Equity Distribution Agreement among the Company, First Industrial, L.P., J.P. Morgan Securities LLC, as Sales Agent and Forward Seller, and JPMorgan Chase Bank, National Association, as Forward Purchaser, dated August 21, 2025.
(vii) Equity Distribution Agreement among the Company, First Industrial, L.P., RBC Capital Markets, LLC, as Sales Agent and Forward Seller, and Royal Bank of Canada, as Forward Purchaser, dated August 21, 2025.
(viii) Equity Distribution Agreement among the Company, First Industrial, L.P. and Regions Securities LLC, as Sales Agent, Forward Seller and Forward Purchaser, dated August 21, 2025.
(ix) Equity Distribution Agreement among the Company, First Industrial, L.P. and Samuel A. Ramirez & Company, Inc., as Sales Agent, dated August 21, 2025.
(x) Master Forward Confirmation among the Company, First Industrial, L.P. and Bank of America, N.A., dated August 21, 2025.
(xi) Master Forward Confirmation among the Company, First Industrial, L.P. and Citibank, N.A., dated August 21, 2025.
(xii) Master Forward Confirmation among the Company, First Industrial, L.P. and Jeffries LLC, dated August 21, 2025.
(xiii) Master Forward Confirmation among the Company, First Industrial, L.P. and JPMorgan Chase Bank, National Association, dated August 21, 2025.
(xiv) Master Forward Confirmation among the Company, First Industrial, L.P. and Royal Bank of Canada, dated August 21, 2025.
(xv) Master Forward Confirmation among the Company, First Industrial, L.P. and Regions Securities LLC, dated August 21, 2025.
(xvi) Master Forward Confirmation among the Company, First Industrial, L.P. and Nomura Global Financial Products, Inc., dated August 21, 2025.
(xvii) Master Forward Confirmation among the Company, First Industrial, L.P. and Wells Fargo Bank, National Association, dated August 21, 2025.

This offering was commenced following the termination of eleven existing distribution agreements (individually, a “2023 Distribution Agreement” and, together, the “2023 Distribution Agreements”) among the Company, the Operating Partnership, and each of BofA Securities, Inc., BTIG, LLC, Citigroup Global Markets Inc., Fifth Third Securities, Inc., Jefferies LLC, J.P. Morgan Securities LLC, RBC Capital Markets, LLC, Regions Securities LLC, Samuel A. Ramirez & Company, Inc., UBS Securities LLC and Wells Fargo Securities, LLC. The 2023 Distribution Agreements were entered into in connection with the commencement of an equity offering in which the Company was permitted to sell $800,000,000 or a maximum of 16,000,000 shares, of its common stock from time to time in “at-the-market” offerings or certain other transactions. Each of the 2023 Distribution Agreements were terminated on August 19, 2025.
Item 9.01. Financial Statements and Exhibits.
    (d) Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description
5.1	Opinion of McGuireWoods LLP, counsel to the Company, as to the legality of the securities being registered.

8.1	Opinion of Barack Ferrazzano Kirschbaum & Nagelberg LLP, counsel to the registrants, as to certain tax matters.

10.1	Equity Distribution Agreement among the Company, First Industrial, L.P., Wells Fargo Securities, LLC and Wells Fargo Bank, National Association dated August 21, 2025.

10.2	Form Master Forward Confirmation.

23.1	Consent of Barack Ferrazzano Kirschbaum & Nagelberg LLP (included in Exhibit 8.1 hereto).

23.2	Consent of McGuireWoods LLP (included in Exhibit 5.1 hereto).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST INDUSTRIAL REALTY TRUST, INC.

By:	/s/ JENNIFER MATTHEWS RICE
Jennifer Matthews Rice General Counsel

Date: August 21, 2025

FIRST INDUSTRIAL, L.P.

By:	FIRST INDUSTRIAL REALTY TRUST, INC.
as general partner

By:	/s/ JENNIFER MATTHEWS RICE
Jennifer Matthews Rice General Counsel

Date: August 21, 2025